FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           PASSPORT RESTAURANTS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Texas                                                 11-3698802
         -----                                                 ----------
(State of incorporation                                       (IRS Employer
   or organization)                                       Identification Number)


5950 Hazeltine National Drive, Suite 290
Orlando, Florida                                                    32822
----------------                                                    -----
(Address of principal executive offices)                           (Zip Code)


     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]


               Securities Act registration statement file number
             to which this Form relates: 333-108024 (if applicable)

       Securities to be registered pursuant to Section 12(g) of the Act:

                          $.001 Par Value Common Stock
                                (Title of Class)

                            DESCRIPTION OF SECURITIES


ITEM 1.  Description of Registrant's Securities To Be Registered

     The Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933 and all amendments thereto, file number 333-108024, are incorporated herein by reference, including specifically, "Description of Securities", contained therein.

ITEM 2.  Exhibits

          1. 1.1 Specimen Certificate for $.001 par value Common Stock of the Registrant

          2.   Articles of Incorporation of Registrant, as amended, filed as
               Exhibit 3.1 to the Registration Statement on Form SB-2 under the Securities Act of 1933, file number 333-108024, is incorporated herein by reference.

          3. Bylaws of Registrant, filed as Exhibit 3.2 to the Registration Statement on Form SB-2 under the Securities Act of 1933, file number 333-108024, is incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           PASSPORT RESTAURANTS, INC.




                                            By  /s/ Christopher R. Thomas
                                                -------------------------------
                                                    Christopher R. Thomas
                                                    Chief Executive Officer


Date:    October 13, 2004